THE SCHWABPLAN

                                NON-STANDARDIZED

                             ADOPTION AGREEMENT FOR

                    THE CHARLES SCHWAB 401(k) PROFIT SHARING

                                 PLAN AND TRUST

                            (ADOPTION AGREEMENT #001)

                            (BASIC PLAN DOCUMENT 02)




















     (C)  CHARLES SCHWAB & CO., INC. MEMBER SIPC/NYSE.  ALL RIGHTS RESERVED.

                                 THE SCHWABPLAN

                                NON-STANDARDIZED

                             ADOPTION AGREEMENT FOR

                    THE CHARLES SCHWAB 401(k) PROFIT SHARING

                                 PLAN AND TRUST

                            (ADOPTION AGREEMENT #001)


The undersigned Employer adopts The Charles Schwab 401(k) Profit Sharing Plan and Trust (Basic Plan 02) (The SchwabPlan(TM)) for those Employees who shall qualify Participants hereunder, to be known as the:

                 HS RESOURCES, INC. 401(k) & PROFIT SHARING PLAN
         -------------------------------------------------------------
                                (Enter Plan Name)

The Plan shall be effective as of the date specified in Item B(1) below. The Employer hereby selects the following Plan provisions:

==============================================================================
ITEM A:     EMPLOYER INFORMATION
==============================================================================

      A(1)  NAME OF EMPLOYER:       HS RESOURCES, INC.
            (Principal Office)      ------------------------------------------

                                    ------------------------------------------

            Address:                ONE MARITIME PLAZA, 15TH FLOOR
                                    ------------------------------------------
                                    Street / P.O. Box

                                    SAN FRANCISCO
                                    ------------------------------------------
                                    City

                                    CALIFORNIA                     94111
                                    ------------------------------------------
                                    State/Commonwealth           Zip Code

            Telephone:  (415)  433 - 5795
                         ---   ---   ----

            Fax:        (415)  433 - 5811
                         ---   ---   ----

      A(2)  EMPLOYER IDENTIFICATION NUMBER:  94 - 3036864
                                             --   -------

      A(3)  EMPLOYER FISCAL YEAR:  The 12 consecutive month period ending:
            12 / 31   .
            ----------
            month  day

      A(4)  DATE BUSINESS COMMENCED: / /        or Year:  1987
                                    -----                 ----

      A(5)  TYPE OF BUSINESS ENTITY:
            a. |X| Corporation                         e. |_| Sole Proprietorship

            b. |_| S Corporation                       f. |_| Partnership

            c. |_| Professional Service Corporation    g. |_| Non-profit Corporation

            d. |_| Limited Liability Company           h. |_| Other:________________

      A(6)  CONTROLLED GROUP

            Is the Employer a member of a controlled group of corporations or trades or businesses under common control within the meaning of IRC
            Sections 414(b), (c), and 1563(a)?   |X| YES     |_| NO  (proceed
            to Item A(7))

            IF YES, indicate the number of Affiliated Employers: NONE OF THE SUBSIDIARIES HAVE EMPLOYEES.

            Describe each member of the controlled group in Appendix A. Make additional copies of Appendix A if there are more than two Affiliated Employers.

      A(7)  AFFILIATED SERVICE GROUP

            Is the Employer a member of an affiliated service group or management organization within the meaning of IRC Section 414(m)? |_| YES |X| NO (proceed to Item A(8))

            IF YES, describe each member of the affiliated service group or management organization in Appendix A. Make additional copies of Appendix A if necessary.

      A(8)  NAME(S) OF TRUSTEE(S)

            a. |X| The Charles Schwab Trust Company.

            b. |_| Individual(s): ____________________________________________
                                  ____________________________________________
                                  ____________________________________________

            NOTE: If an individual is named as Trustee, The Charles Schwab Trust Company will serve as Custodian.

      A(9)  ADDRESS OF TRUSTEE(S)

            a. |X| The Charles Schwab Trust Company
                   One Montgomery Street, 7th Floor
                   San Francisco, CA 94104

            b. |_| Use Employer Address

            c. |_| ___________________________________________________________
                         Street / P.O. Box
                   ___________________________________________________________
                         City                    State                Zip

      A(10) PLAN ADMINISTRATOR (PLAN SECTIONS 1.75 AND 9.1)

            a. |X| Employer (Use Employer's Address)

            b. |_| Other: ____________________________________________________
                          ____________________________________________________
                          ____________________________________________________

==============================================================================
ITEM B:  PLAN INFORMATION
==============================================================================

      B(1)  EFFECTIVE DATE

            This Adoption Agreement of The Charles Schwab 401(k) Profit Sharing Plan and Trust shall do the following:

            a. |_| Establish a new Plan and Trust effective as of  / /
                   (hereinafter called the "Effective Date").     ----

            b. |X| Constitute an amendment and restatement in its entirety
                   of a previously established qualified Plan and Trust of the Employer which was effective 06/30/89 and 07/01/90
                   (hereinafter called the     ----------------------
                   "Effective  Date").  Except as  specifically  provided
                   in the Plan, the effective date of this amendment and restatement is 08/01/98.
                                  --------

      B(2)  PLAN YEAR (PLAN SECTION 1.77)

            a.     Plan Year shall mean:

                   1. |X| The calendar year.

                   2. |_| The 12 consecutive month period ending:  / .
                                                                 ----
                                                              month day
            b.     Is there a short Plan Year?

                   1. |X| No

                   2. |_| Yes, commencing // and ending //.
                                         ---           ---

      B(3)  THREE DIGIT PLAN NUMBER assigned by the Employer:  0 0 1 (001,
                                                               - - -
            002, 003, etc.)

      B(4)  COLLECTIVE BARGAINING AGREEMENTS

            a. |X| Not applicable.

            b. |_| Identify any collective bargaining agreements that provide
                   for plan participation. (Identify additional agreements in an attachment.)
                ______________________________________________________________
                   AGREEMENT BETWEEN:
                   _______________________________________________________
                   Employer
                   _______________________________________________________
                   Union
                   _______________________________________________________
                   Local
                   _______________________________________________________
                   Effective date of plan participation: //
                                                        ---
                __________________________________________________________
                   AGREEMENT BETWEEN:
                   _______________________________________________________
                   Employer
                   _______________________________________________________
                   Union
                  ________________________________________________________
                   Local

                   Effective date of plan participation: //
                                                        ---
                ______________________________________________________________

      B(5)  PREDECESSOR EMPLOYER SERVICE (PLAN SECTION 1.107)

            a. |_| Not applicable. The Plan has not been maintained by a
                   predecessor Employer.

            b. |X| Years of Service with the following predecessor Employer(s)
                   shall be recognized under this Plan: ELK EXPLORATION, INC.
                   ___________________________________________________________

                   and such service shall be recognized for the following purposes: (check all that apply)

                   1. |X| All Plan purposes

                   2. |_| Eligibility to participate

                   3. |_| Vesting

      B(6)  NORMAL RETIREMENT AGE (PLAN SECTION 1.69)

            Normal Retirement Age shall mean the date on which a Participant:

            a. |X| Attains his/her 65TH birthday (not to exceed 65th).

            b. |_| The later of the date a Participant attains his/her _______
                   birthday (not to exceed 65th), or the ______ (not to exceed
                   5th) anniversary of the first day of the Plan Year in which the Participant commenced participation in the Plan.

      B(7)  EARLY RETIREMENT AGE (PLAN SECTION 1.32)

            Early Retirement Age shall mean the date on which a Participant:

            a. |_| Attains his/her _____ birthday, and has completed at least
                   _____ Years of Service.

            b. |X| No Early Retirement provisions are provided under this Plan.

      B(8)  COMPENSATION (PLAN SECTION 1.21) (SELECT I. OR II.)

            I. |X| STANDARD DEFINITION OF COMPENSATION (Meets IRS Safe Harbor)
                   If this option is selected, proceed to Item C.

               a.  COMPENSATION DEFINED.
                   For all Plan purposes, except as otherwise required by law, Compensation shall mean wages, tips, overtime pay, bonuses, commissions, and other Compensation reported on Form W-2.

               b.  COMPENSATION INCLUSIONS.
                   Compensation shall INCLUDE any amount contributed by the Employer pursuant to a salary reduction agreement that is not currently includible in the Participant's gross income by reason of the application of Code Sections 125, 402(e)(3), 402(h)(1)(B), 403(b), 414(h)(2), or
                   457(b).

               c.  COMPENSATION EXCLUSIONS.
                   Compensation shall EXCLUDE the sum of all of the following items, even if otherwise includible in gross income: (i) reimbursements or other expense allowances;
                   (ii) cash and noncash fringe benefits; (iii) moving expenses; (iv) deferred compensation; and (v) welfare benefits.

               d.  ENTRY DATE COMPENSATION.
                   For an Employee's first year of Participation, Compensation shall be recognized as of the Participant's Entry Date.

            II.|_| ALTERNATIVE DEFINITION OF COMPENSATION (May need to be
                   tested for Non-Discrimination. Do not use if Item B(8)I was selected)

               a. The following definition of Compensation shall apply for all Plan purposes unless otherwise provided by law or under the terms of the Plan.

                   1. |_| Wages, tips, overtime pay, bonuses, commissions,
                          and other compensation on Form W-2.

                   2. |_| Wages within the meaning of Code  Section
                          3401(a), but without regard to any rules that limit the remuneration included in the wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Code section 3401(a)(2)).

                   3. |_| Code Section 415 safe-harbor compensation, as
                          described in Treasury Regulation Section
                          1.415-2(d)(10).

               b. Compensation, as defined under Item IIa., above shall exclude (select all that apply):

                   1. |_| Overtime Pay

                   2. |_| Bonuses

                   3. |_| Commissions

                   4. |_| Other:______________________________________________

                   5. |_| None of the above.

               c.  Compensation, as defined under Item IIa., above:

                   1. |_| Shall exclude

                   2. |_| Shall include

                   Any amount contributed by the Employer pursuant to a salary reduction agreement which is not includible in the gross income of the Employee under Code Sections 125, 402(e)(3), 402(h)(1)(B), 403(b), 414(h)(2), or
                   457(b).

            d.  Compensation, as defined under Item IIa., above:

                   1. |_| Shall exclude

                   2. |_| Shall include

                   The following items, even if otherwise includible in gross income:

                   The sum of all (i) reimbursements or other expense allowances, (ii) cash and noncash fringe benefits, (iii) moving expenses, (iv) deferred compensation, and (v) welfare benefits.

               e. For an Employee's first year of Participation, Compensation shall be recognized as of:

                   1. |_| The Participant's Entry Date.

                   2. |_| The first day of the Plan Year.

==============================================================================
ITEM C:  ELIGIBILITY, SERVICE AND VESTING
==============================================================================

      C(1)  ELIGIBLE EMPLOYEE (PLAN SECTION 1.37)

            Eligible Employee shall mean:

            a. |_| Any Employee who has satisfied  the  eligibility requirements in Item C(2).

            b. |X| Any Employee who has satisfied the eligibility requirements in Item C(2) EXCEPT an Employee in one or more of the following categories:

                1. |X| Collective Bargaining Employees (i.e., Employees whose employment is governed by a collective bargaining agreement between the Employer and Employee representatives under which retirement benefits were the subject of good faith collective bargaining).

                2. |X|  Non-resident aliens receiving no income from U.S.
                        sources.

                3. |_|  Highly Compensated Employees.

                4. |_|  Non-union hourly-paid Employees.

                5. |_|  Salaried Employees.

                6. |_|  Employees paid by commissions only.

                7. |X|  Leased Employees.

                                        8. |X| Other: SEASON PART-TIME EMPLOYEES
                        OR TEMPORARY EMPLOYEES HIRED FOR SPECIFIC PERIODS OF TIME OR FOR THE COMPLETION OF A PROJECT THE DURATION OF WHICH IS NOT EXPECTED TO EXCEED 6 MONTHS.


      C(2)  ELIGIBILITY REQUIREMENTS (PLAN SECTION 2.1)

            An Eligible Employee will be eligible to participate in the Plan if such Eligible Employee has satisfied the service and age requirements, if any, specified below:
        ________________________________________________________________________
            I.     ELIGIBILITY FOR ALL PLAN PURPOSES
                   (Complete Items a. and b. Complete Item c. only if eligibility requirements vary by contribution source. If Item c. does not apply, proceed to Item C(3).)

                   a. SERVICE REQUIREMENT (If the Plan has 401(k) features, no more than one Year of Service may be required for participation. If more than one Year of Service is selected, all contributions must become fully and immediately vested.)

                          1. |_| None

                          2. |_| One (1) Year of Service

                          3. |_| Other (not to exceed two (2) Years of
                                 Service): _______________

                   b.     AGE REQUIREMENT (may not exceed 21)

                          1. |_| N/A - No Age Requirement.

                          2. |_| 21

                          3. |_| Other: ______________________________________

                   c.     |X| NOT APPLICABLE.  Eligibility  requirements
                              vary by Contribution source. (Complete Items II, III and IV below.)
        ________________________________________________________________________

        ________________________________________________________________________
            II .   APPLICABLE TO THE 401(k) ELECTIVE DEFERRALS
                   (Do not complete if Item C(2)I has been selected.)

                   a. SERVICE REQUIREMENT (No more than one Year of Service may be required for participation.)

                          1. |X| None

                          2. |_| One (1) Year of Service

                          3. |_| Other (not to exceed one (1) Year of
                                 Service):________________

                   b.     AGE REQUIREMENT (may not exceed 21)

                          1. |X| N/A - No Age Requirement.

                          2. |_| 21

                          3. |_| Other: ________________________________________

                   c.     |_| NOT APPLICABLE.
        ________________________________________________________________________
        ________________________________________________________________________
           III.    APPLICABLE TO EMPLOYER MATCHING AND PROFIT SHARING
                   CONTRIBUTIONS
                   (Do not complete if Item C(2)I has been selected.)

                   a. SERVICE REQUIREMENT (No more than two Years of Service may be required for participation. If more than one Year of Service is selected, all contributions must become fully and immediately vested.)

                          1. |_| None

                          2. |X| One (1) Year of Service

                          3. |_| Other (not to exceed two (2) Years of
                                 Service): _______________

                   b.     AGE REQUIREMENT (may not exceed 21)

                          1. |X| N/A - No Age Requirement.

                          2. |_| 21

                          3. |_| Other: ________________________________________

                   c.     |_| NOT APPLICABLE.
        ________________________________________________________________________
        ________________________________________________________________________
            IV.    APPLICABLE TO VOLUNTARY AFTER-TAX CONTRIBUTIONS
                   (Do not complete if Item C(2)I has been selected.)

                   a. SERVICE REQUIREMENT (No more than two Years of Service may be required for participation.)

                          1. |X| None

                          2. |_| One (1) Year of Service

                          3. |_| Other (not to exceed two (2) Years of
                                 Service): _______________

                   b.     AGE REQUIREMENT (may not exceed 21)

                          1. |X| N/A - No Age Requirement.

                          2. |_| 21

                          3. |_| Other: ________________________________________

                   c.     |_| NOT APPLICABLE.
        ________________________________________________________________________

      C(3)  YEARS OF SERVICE (PLAN SECTION 1.107)
            Indicate the method of crediting service for each plan feature:
            _________________________________________________________________
                                   Eligibility     Contributions     Vesting
                                   -----------     -------------     -------

            Elapsed Time Method        |X|             |X|             |X|

            1,000 Hours Method         |_| *           |_|             |_|

            *May not be selected if eligibility requirement is less than 12 months.
            _________________________________________________________________


      C(4)  ENTRY DATES (PLAN SECTIONS 1.43, 2.1)

            An Eligible Employee shall become a Participant as of:

            a. |_| The quarterly entry date  immediately  following the date the
                   Employee meets the Plan's eligibility requirements. SPECIFY ENTRY DATES: ___, ___
                                        ___, _____

            b. |_| The  earlier  of the  first day of the Plan Year or the
                   first day of the seventh month of the Plan Year coinciding with or next following the date on which the Employee meets the eligibility requirements, such as January 1 and July 1 for calendar year plans.
                   SPECIFY ENTRY DATES: ___, _____

            c. |_| The first day of the month coinciding with or next following the date on which the Employee meets the eligibility requirements.

            d. |X| The date on which the Employee meets the eligibility
                   requirements.

            e. |_| Other:_____________________________________________________

      C(5)  REGULAR VESTING SCHEDULE (PLAN SECTION 4.2)

            I.     VESTING OF EMPLOYER NONELECTIVE (PROFIT SHARING)
                   CONTRIBUTIONS

            a. The Plan's vesting schedule, based on number of Years of Service and applicable only to Profit Sharing Contributions, shall be as follows: (fill in vesting percentage where appropriate)

                _____________________________________________________________________
                   Vesting
                   Schedule   Years of Service:
                   Number       1       2       3        4       5       6       7
                   ------     -----   -----   -----    -----   -----   -----   -----
                   1. |_|      100% (Full and immediate upon entering Plan.)

                   2. |_|        0%      0%    100%

                   3. |_|        0%      0%      0%       0%    100%

                   4. |_|        0%     20%     40%      60%     80%    100%

                   5. |_|        0%      0%     20%      40%     60%     80%    100%

                   6. |X|        0%     20%     40%  66-2/3%    100%    100%    100%
                                 -      --      --   ------
                _____________________________________________________________________

            b.     |_|    Not applicable. The Plan does not provide for
                          Nonelective (Profit Sharing) Contributions.

            II.    VESTING OF MATCHING CONTRIBUTIONS:

            a. The Plan's vesting schedule, based on number of Years of Service and applicable only to Matching Contributions, shall be as follows:

                   1. |_| The same vesting schedule as set forth in
                          Item C(5)I.a. above.

                   2. |X| Matching Contributions are subject to the following
                          vesting schedule:

                          VESTING SCHEDULE NUMBER:  6
                                                    -
                          If Vesting Schedule #6 is selected, describe:
                          100% VESTED AFTER ONE YEAR OF SERVICE.
                          ____________________________________________________

            b.     |_|    Not applicable. The Plan does not provide for Matching
                          Contributions.

      C(6)  TOP-HEAVY VESTING (PLAN SECTION 12.1)

            If this Plan becomes a Top-Heavy Plan, the following vesting schedule shall apply for such Plan Year and each succeeding Plan Year, whether or not the Plan remains Top-Heavy, and shall be treated as a Plan amendment pursuant to this Plan. Once effective, this schedule shall apply to all Contributions made to the Plan, including Contributions made prior to the date the Plan became Top-Heavy.

            a. |X| Not applicable. The vesting schedule in effect under
                   Item C(5) is at least as favorable to the Participant as one of the schedules described below.

            b. |_| The following Top-Heavy vesting schedule shall apply:

             _______________________________________________________________
               Top-Heavy
               Vesting   Years Of Service:
               Schedule  ----------------
               Number      1        2        3        4        5        6
               ------    -----    -----    -----    -----    -----    -----

               1. |_|     100%  (Full and immediate upon entering Plan.)

               2. |_|       0%       0%    100%

               3. |_|       0%      20%     40%       60%      80%     100%
             _______________________________________________________________

            c. |_| Not applicable. The Plan exclusively covers collectively
                   bargained Employees.

      C(7)  VESTING SERVICE EXCLUSIONS (PLAN SECTION 4.2)

            All Years of Service with the Employer shall be included for vesting purposes, except as provided below:

            a. |X| Not applicable.  All Years of Service are included.

            b. |_| Service prior to the Effective Date of the Plan shall be
                   excluded.

            c. |_| Service prior to the time an Employee attained age 18 shall be excluded.

      C(8)  SIMPLIFIED DEFINITION OF HIGHLY COMPENSATED EMPLOYEE

            The simplified definition of Highly Compensated Employee (i.e., limited to anyone earning over $50,000, as indexed, and only available if the Employer maintains significant business activity and has employees in at least two significantly separate geographic areas):

            a. |X| Shall not apply.

            b. |_| Shall apply.

==============================================================================
ITEM D:     CONTRIBUTIONS
==============================================================================

      D(1)  SECTION 401(k) ELECTIVE DEFERRALS (PLAN SECTION 1.89)

            Each Employee may elect to defer his/her Compensation as follows (select item a., b. or c. AND item d):

            a. |X| A maximum Contribution of up to 15% of Compensation
                   (from 1%, expressed in whole percentages) may be made.

            b. |_| Any percentage or amount may be made, up to the maximum
                   annual amount permitted by statute ($9,500 for 1997).

            c. |_| Not applicable. Elective deferrals shall not be made.
                   Proceed to Item D(2).

            d. A Participant may modify (i.e., reduce or increase) the amount of 401(k) elective deferrals as of:

                   1. |_| Any time, effective as of the following calendar
                          quarter.

                   2. |X| Any time, effective as soon as administratively
                          possible.
                          -----------------------------------------------
                          ENTER DATE(S) OR PERIOD(S)).

      D(2)  EMPLOYER'S MATCHING CONTRIBUTIONS (PLAN SECTIONS 1.64, 3.8)

            I.     BASED ON 401(k) ELECTIVE DEFERRALS
                   (complete items a., b., c., or d., AND e., f., and g.)

                   a. |_| N/A. The Employer shall not match 401(k) elective
                          deferrals   (or  the  Plan  does  not provide for
                          elective deferrals).

                   b. |_| The Employer shall make Matching Contributions equal
                          to _____% (e.g. 50%) of the Participant's 401(k) elective deferrals; however, only a Participant's 401(k) elective deferrals up to _____% of Compensation will be matched.

                   c. |_| The Employer may make Matching Contributions equal
                          to a discretionary percentage or amount, to be determined annually by the Employer, of the Participant's 401(k) elective deferrals.

                   d. |X| Other: THE EMPLOYER MAY MAKE MATCHING CONTRIBUTIONS
                          EQUAL TO A DISCRETIONARY PERCENTAGE OR AMOUNT, TO BE DETERMINED ANNUALLY BY THE EMPLOYER, OF THE PARTICIPANT'S 401(k) ELECTIVE DEFERRALS. THE EMPLOYER AT ITS SOLE DISCRETION MAY MATCH ANY COMBINATION, ONE, OR NONE OF THE COMPENSATION ELEMENTS OF QUALIFIED PARTICIPANTS.

                   e. The Matching Contribution made on behalf of a Participant for any Plan Year shall not exceed:

                      1.  |_| $____.

                      2.  |X| N/A. No dollar limit shall apply.

                   f. Matching Contributions shall be made on behalf of

                      1.  |X| All Eligible Participants.

                      2.  |_| Only Non-Highly Compensated Eligible Participants.

                      3.  |_| All Eligible Participants except for Employees
                              classified as follows (e.g., Employees of a
                              division or department of the Employer):
                              ________________________________________________
                              ________________________________________________

                      4.  |_| A multi-tiered matching contribution arrangement
                              for the following categories of Eligible
                              Participants:
                              ________________________________________________
                              ________________________________________________

                      5.  |_| N/A

                   g. If, during the Plan Year, a Participant's 401(k)
                      deferral rate changes to an amount above or below any threshold at which such contributions are matched (select one):

                      1.  |_| Employer Matching Contributions will change
                              prospectively with the change in a Participant's 401(k) elective deferral percentage.

                      2.  |X| Employer Matching Contributions will be adjusted
                              at the end of each Plan Year to match the annualized 401(k) elective deferral percentage and/or annualized compensation, as applicable.

            II.    BASED ON VOLUNTARY AFTER-TAX CONTRIBUTIONS
                   (complete items a., b., c., d., or e. AND f.)

                   a. |X| N/A.  The Employer shall not match Voluntary After-Tax
                          Contributions (or the Plan does not provide for Voluntary After-Tax Contributions).

                   b. |_| The Employer may make Matching Contributions equal to
                          a discretionary percentage, to be determined annually by the Employer, of the Participant's Voluntary After-Tax Contributions.

                   c. |_| The Employer shall make Matching Contributions equal
                          to _____% (e.g. 50%) of the Participant's Voluntary After-Tax Contributions; however, only a Participant's Voluntary After-Tax Contributions up to _____% of Compensation will be matched.

                   d. |_| Other: _____________________________________________
                          ____________________________________________________

                   e. |_| The Matching Contribution made on behalf of a
                          Participant for any Plan Year shall not exceed

                          1. |_| $__.

                          2. |_| N/A. No dollar limit shall apply.

                   f. Matching Contributions of Voluntary After-Tax
                      Contributions shall be made on behalf of:

                      1.  |_| All Eligible Participants.

                      2.  |_| Only Non-Highly Compensated Eligible Participants.

                      3.  |_| All Eligible Participants except for Employees
                              classified as follows (e.g., Employees of a division or department of the Employer, Employees of related Employers, etc.):____________________

                      4.  |_| Other: _________________________________________
                                     _________________________________________

                      5.  |X| N/A

      D(3) DISCRETIONARY NONELECTIVE EMPLOYER (PROFIT SHARING) CONTRIBUTIONS (PLAN SECTION 3.1)

            a. |X| The Employer may make discretionary Nonelective (Profit
                   Sharing) Contributions:

            b. |_| Nonelective (Profit Sharing) Contributions shall not be made.
                   Proceed to Item D(4).

            If Item D(3)a. is selected, the Employer's discretionary Nonelective Contribution shall be allocated as follows (select c. or d.):

            c. |_| FOR A NON-INTEGRATED PLAN

                   The Employer discretionary Nonelective Contribution for the Plan Year shall be allocated in the same ratio as each Participant's Compensation bears to the total Compensation of all Participants for that Plan Year.

            d. |X| FOR AN INTEGRATED PLAN
                   (SEE NOTE ON GUIDELINE PAGE)
                   The Employer discretionary Nonelective Contribution for the Plan Year shall be allocated in accordance with Plan Section
                   3.2 based on a Participant's Compensation exceeding:

                   1. |X| The Taxable Wage Base.

                   2. |_| 20% of the Taxable Wage Base.

                   3. |_| ___% of the Taxable Wage Base.

                   4. |_| Other: $___.(May not exceed Taxable Wage Base)

      D(4)  QUALIFIED NONELECTIVE CONTRIBUTIONS (QNECS) (PLAN SECTION 1.82)

            a. |X| The Employer may make Qualified Nonelective Contributions
                   (QNECs) in an amount or percentage of Compensation necessary to satisfy the ADP and/or ACP test or the Top-Heavy minimum contributions. QNECs will be made on behalf of:

                1. |X| Non-Highly Compensated Eligible Participants, who:

                   A. |_| Are employed on the last day of the Plan Year.

                   B. |_| Were employed at any time during the Plan Year.

                   C. |X| Complete a Year of Service and are on the last day of
                          the Plan Year.

                2. |_| Non-Highly Compensated Eligible Participants and Non-Key
                       Employees only, who:

                   A. |_| Are employed on the last day of the Plan Year.

                   B. |_| Were employed at any time during the Plan Year.

                   C. |_| Complete a Year of Service and are on the last day of
                          the Plan Year.

            b. |_| Not applicable. QNECs shall not be made.

      D(5)  QUALIFIED MATCHING CONTRIBUTIONS (QMACS) (PLAN SECTION 1.81)

            a. |X| The Employer may make Qualified Matching Contributions
                   (QMACs) in an amount or percentage of compensation necessary to satisfy the ADP and/or ACP test, and will allocate QMACs only to Non-Highly Compensated Eligible Participants who made 401(k) elective deferrals or Voluntary After-Tax Contributions during the Plan Year and:

                   1. |_| Are employed on the last day of the Plan Year.

                   2. |_| Were employed at any time during the Plan Year.

                   3. |X| Complete a Year of Service and are on the last day of
                          the Plan Year.

            b. |_| Not applicable. QMACs shall not be made.

      D(6)  ALLOCATIONS TO ACTIVE PARTICIPANTS (PLAN SECTION 3.2)
            (SEE NOTE ON GUIDELINE PAGE)

            a. Allocations of Employer Contributions will be made as follows:
             _________________________________________________________________________________
                                           N/A   Annual*   Quarterly   Semi-Annual   Other**
                                           ---   -------   ---------   -----------   -------

               1.  Employer Matching       |_|     |X|        |_|         |_|          |_|

               2.  Nonelective (Profit     |_|     |X|        |_|         |_|          |_|
                   Sharing)

                   *Complete Item D(6)b.  **Please Explain:_________________________________
             _________________________________________________________________________________

            b. If an annual allocation is specified in Item D(6)a., shall a
               Participant employed on the last day of the allocation period be required to have a Year of Service in order to receive an allocation?
             __________________________________________________________
                                          No          Yes         N/A
                                          --          ---         ---

               1.  Employer Matching      |_|         |X|         |_|

               2.  Nonelective (Profit    |X|         |_|         |_|
                   Sharing)
             __________________________________________________________

      NOTE: IF YOU SELECTED ITEM D(3)(D) SO THAT THE PLAN IS INTEGRATED WITH SOCIAL SECURITY, THEN YOU MUST PLACE AN "X" IN NO FOR ITEM 2.
                                                            --

      D(7)  ALLOCATIONS TO TERMINATED PARTICIPANTS (PLAN SECTION 3.2)

            Any Participant who terminated employment during the Plan Year for reasons other than death, Disability or retirement and was not actively employed on an allocation date shall share in allocations of Employer Contributions as follows:

            a. With respect to Employer Nonelective (Profit Sharing) Contributions and allocations of any Forfeitures, a Participant who terminated employment during the allocation period:

                   1. |_| Shall not share in such allocations, regardless of
                          Hours of Service.
                   2. |_| Shall share in such allocations provided such
                          Participant completed a Year of Service*.
                   3. |X| Shall share in such allocations provided such
                          Participant completed more than 500 Hours of Service (91 days or 3 consecutive calendar months if Elapsed Time is elected).
                   4. |_| Shall share in such allocations, regardless of
                          service.
                   5. |_| N/A. The Plan does not provide for such Contributions.
                          *May not be selected if contributions are allocated
                           more frequently than annually.
                   NOTE: YOU MUST CHOOSE ITEM 3 OR 4 IF THE PLAN IS INTEGRATED WITH SOCIAL SECURITY (ITEM D(3)(D)).

            b. With respect to the allocation of Employer Matching Contributions, a Participant who terminated employment during the allocation period:

                   1. |_| Shall share in such allocations, regardless of Hours
                          of Service.
                   2. |_| Shall share in such allocations provided such
                          Participant completed a Year of Service*.
                   3. |X| Shall not share in such allocations, regardless of
                          service.
                   4. |_| N/A.  The Plan does not provide for such
                          Contributions.
                          *May not be selected if contributions are allocated
                           more frequently than annually.

      D(8)  LIMITATIONS ON ALLOCATIONS (PLAN SECTION 4.3)

            a. If any Participant is or was covered under another qualified defined Contribution plan maintained by the Employer, or if the Employer maintains a welfare benefit fund, as defined in Code Section 419(e), or an individual medical account, as defined in Code Section 415(1)(2), under which amounts are treated as Annual Additions with respect to any Participant in this Plan:

                   1. |_| N/A. The Employer does not maintain another defined
                          Contribution plan or a welfare benefit fund or individual medical account under which amounts are treated as Annual Additions.
                   2. |X| The provisions of Section 4.3 of the Plan shall apply.
                   3. |_| Provide the method under which the Plans will limit
                          total Annual Additions to the Maximum Permissible Amount, and will properly reduce any Excess Amounts, in a manner that precludes Employer discretion:
                          ____________________________________________________
                          ____________________________________________________

            b. If any Participant is or ever has been a Participant in a defined benefit plan maintained by the Employer:

                   1. |_| N/A.  The Employer does not maintain, and has never
                          maintained, a defined benefit plan under which any Participant has participated.
                   2. |X| The provisions of Section 4.3 of the Plan shall apply.
                   3. |_| Provide the method under which the Plans involved will
                          satisfy the 1.0 limitation in a manner that precludes Employer discretion:
                          ____________________________________________________
                          ____________________________________________________

      D(9)  VOLUNTARY AFTER-TAX EMPLOYEE CONTRIBUTIONS (PLAN SECTION 3.8)

            Voluntary After-Tax Employee Contribution provisions are as follows (select a. or b. and c.):

            a. |_| Voluntary After-Tax Contributions shall not be permitted.

            b. |X| Voluntary After-Tax Contributions are permitted up to 5% of
                   Compensation.                                         -

            c. |_| In-service withdrawals of Voluntary After-Tax Contributions and related earnings prior to age 59-1/2:

                   1. |X| Shall be permitted.

                   2. |_| Shall not be permitted.

                   3. |_| Not applicable.

      D(10) FORFEITURES (PLAN SECTIONS 1.51, 6.2(C))

            a.     FORFEITURES OF MATCHING CONTRIBUTIONS SHALL BE:

                   1. |_| Used to reduce the Employer's Matching Contribution.

                   2. |_| Used to pay reasonable Plan expenses, and any excess
                          shall be used to reduce the Employer's Matching Contribution.

                   3. |X| Not applicable (select one):

                          A. |_| Because the Plan does not provide for Matching
                                 Contributions.

                          B. |X| Because Matching Contributions are fully vested
                                 when made.

            b.     FORFEITURES OF PROFIT SHARING CONTRIBUTIONS SHALL BE:

                   1. |_| Not applicable (select one):

                          A. |_| Because the Plan does not provide for Profit
                                 Sharing Contributions.

                          B. |_| Because Profit Sharing Contributions are fully
                                 vested when made.

                   2. |_| Used to pay reasonable Plan expenses, and any excess
                          shall be used to reduce the Employer's Matching Contributions or, if no Matching Contributions are made, added to the Employer's Nonelective (Profit Sharing) Contributions.

                   3. |_| Used to reduce the Employer's Matching Contributions
                          and, if no Matching Contributions are made, added to the Employer's Nonelective (Profit Sharing) Contributions.

                   4. |X| Added to the Employer's Nonelective (Profit Sharing)
                          Contribution and allocated in the same manner or, if no Profit Sharing Contribution is made, allocated among all eligible Participants as if such forfeiture were a Profit Sharing Contribution.

==============================================================================
ITEM E:     DISTRIBUTIONS AND LOANS
==============================================================================

      E(1)  FORMS OF DISTRIBUTION (PLAN SECTIONS 6.2)

            a. Distributions under the Plan may be made as follows (check ALL that apply):

                   1. |X| Automatic cash out of vested account balance if
                          $3,500 or less.

                   2. |X| Single lump sum.

                   3. |X| Installments over a period not to exceed 25 years
                                                                   --
                          (payable monthly, quarterly, semi-annually or annually).

                   4. |X| Combination of lump sum and installments.

                   5. |_| Automatic distribution of entire account at
                          age 70-1/2.

            b. If this is an amendment and restatement of an existing plan, was the existing plan subject to the joint and survivor rules?

                  1. |X|  No.

                  2. |_| Yes. Section 6.3 of The SchwabPlan(TM) shall provide forms of distribution that comply with the joint and survivor rules.

      E(2)  TIMING OF DISTRIBUTIONS (PLAN SECTION 6.2)

            Distributions upon termination of employment shall be made as follows:

            a. |X| An immediate distribution can be made at the Participant's
                   election.

            b. |_| Following ____ one-year Breaks in Service (not to exceed 5).

            c. |_| Other: __________________________________________________.

      E(3)  HARDSHIP DISTRIBUTIONS (PLAN SECTION 6.12)

            Hardship Distribution provisions are as follows:

            a. |_| Hardship distributions are not permitted.

            b. |X| Hardship distributions are available from the Participant's
                   401(k) elective deferral account, excluding earnings on such deferrals.

      E(4)  PRE-RETIREMENT DISTRIBUTIONS (PLAN SECTION 6.11)

            Pre-Retirement Distribution provisions are as follows:

            a. |X| Ifa Participant has reached age 59-1/2, distributions may be made, at the Participant's election, from any of the accounts specified below, without requiring the Participant to terminate employment. The age 59-1/2 requirement, however, shall not apply to item a. 3. This election shall apply to the following account balances: (check all that apply)

                   1. |X| All Plan balances (BUT ONLY WITH RESPECT TO ACCOUNTS
                          THAT PROVIDE FOR 100% FULL AND IMMEDIATE VESTING). Subject to Section G(4).

                   2. |_| 401(k) Elective Deferrals

                   3. |_| Voluntary After-Tax Contributions and Deductible
                          Contributions, if any

                   4. |_| Qualified Nonelective Contributions and/or Qualified
                          Matching Contributions

                   5. |_| Rollover Contributions

                   6. |_| Profit Sharing Contributions (SELECT ONLY if Profit
                          Sharing Contributions are 100% vested immediately).

                   7. |_| Matching Contributions (SELECT ONLY if Matching
                          Contributions are 100% vested immediately).

            b. |_| No pre-retirement distributions may be made.

      E(5)  PARTICIPANT LOANS (PLAN SECTION 5.3) (Select I, II, or III below)

            I. |_| STANDARDIZED LOAN PROGRAM

                   Plan loans are available according to the following terms:

                   a. Loans are available to active Employees only, and may be made from all vested account balances.

                   b. The maximum loan amount shall be $50,000, not to exceed 50% of a Participant's vested interest, further reduced in accordance with Plan Section 5.3(g).

                   c.     The minimum loan amount shall be $1,000.

                   d. No more than one (1) outstanding loan shall be permitted per Participant.

                   e. The Plan Administrator may charge reasonable expenses associated with the establishment and administration of a loan to the individual account of the Participant requesting the loan.

                   f.     The loan repayment period shall not exceed five
                          (5) years.

                   g. All plan loans will be repaid through direct payroll deduction while a Participant is actively employed, or by check while the Participant is on leave of absence or is transferred to an Affiliated Employer that does not sponsor the Plan.

                   h. A Participant shall not be required to demonstrate hardship or financial necessity to secure a loan.

                   i. Partial pre-payments of plan loans shall not be permitted.

            II.|X| CUSTOMIZED LOAN PROGRAM
                   (Do not complete if Item E(5)I. was selected)

                   Plan loans are available according to the following terms:

                   a. Loans are available from vested account balances attributable to the following sources (check all that apply):

                          1. |X| All Plan accounts.

                          2. |_| 401(k) Elective Deferrals

                          3. |_| Rollovers

                          4. |_| Voluntary After-Tax Contributions

                          5. |_| Matching Contributions

                          6. |_| Qualified Nonelective and/or Qualified Matching
                                 Contributions

                          7. |_| Profit Sharing Contributions

                   b. Loans shall be available to the following categories of Plan Participants:

                          1. |X| Active Employees only.

                          2. |_| All Plan Participants, including former
                                 Employees who maintain vested account balances under the Plan.

                   c. The following maximum limitations on the amount of a loan shall apply, subject to further reduction in accordance with plan terms.

                          1. |X| The maximum loan amount shall not exceed
                                 $50,000, or if less, 50% of a Participant's vested interest.

                          2. |_| The maximum loan amount shall be $_____ (an
                                 amount less than $50,000), and shall not exceed ____% (50% maximum) of a Participant's vested interest.

                   d.     The following minimum loan limitations shall apply:

                          1. |X| The minimum loan amount shall be $1,000.

                          2. |_| The minimum loan amount shall be $_____ (not to
                                 exceed $1,000).

                   e. The number of outstanding loans per Participant shall not exceed: 2 (TWO)

                   f. Reasonable expenses associated with the establishment and administration of a loan may be chargeable to the Participant's Account. Any fees not charged to the Participant's Account shall be billed to the Plan Sponsor. The following loan fees are chargeable to the Participant's Account:

                          1. |X| Any reasonable expenses.

                          2. |X| Initial set-up fee only.

                          3. |X| Annual fee for loan administration only.

                   g. The repayment period for a plan loan taken for the purchase of a primary residence

                          1. |_| Shall not exceed five (5)
years.
                          2. |X| Can be extended beyond five (5) years, but in
                                 no event beyond fifteen (15) years (not to exceed 30).

                   h.     Plan loans shall be repaid as follows:

                          1. |X| Through direct payroll deduction while a
                                 Participant is actively employed, or by check while the Participant is on leave of absence or is transferred to an Affiliated Employer that does not sponsor the Plan.

                          2. |_| Through any Employer-authorized repayment
                                 program, including one that is administered through payroll deduction.

                   i. A Participant may borrow from the Plan for the following purposes:

                          1. |X| The Plan shall impose no restrictions.

                          2. |_| Hardship or financial necessity, defined as
                                 follows: (select one or more)

                                 A. |_| In accordance with the Section 401(k)
                                        safe harbors.

                                 B. |_| For one or more of the following
                                        reasons: (select one or more)

                                        i.   |_| Automobile purchase.

                                        ii.  |_| Loan/debt consolidation.

                                        iii. |_| Funeral expenses.

                                        iv.  |_| Any educational expenses (i.e.,
                                                 not limited to the 401(k) safe
                                                 harbors).

                                        v.   |_| Other: ______________________
                                                 _____________________________

            III. |_| PARTICIPANT LOANS ARE NOT AVAILABLE UNDER
                     THE SCHWABPLAN(TM).

==============================================================================
ITEM  F:    TOP-HEAVY REQUIREMENTS
==============================================================================

      F(1)  TOP-HEAVY DUPLICATIONS (PLAN SECTION 12.3)

            I.     ANOTHER DEFINED CONTRIBUTION PLAN

                   When a Non-Key Employee is a Participant in this Plan and another Defined Contribution Plan maintained by the Employer, indicate which method shall be utilized to avoid the duplication of Top-Heavy minimum benefits:

                   a. |X| N/A. The Employer does not maintain another Defined
                                Contribution Plan.

                   b. |_| A minimum, non-integrated Employer Contribution of 3%
                          of each Non-Key Employee's total Compensation shall be provided in this Plan unless the other Defined Contribution Plan is a plan subject to Internal Revenue Code Section 412 that provides for at least a 3% contribution on behalf of Non-Key Employees.

                   c. |_| Specify the method under which the plans will
                          provide Top-Heavy minimum benefits for Non-Key Employees that will preclude Employer discretion and avoid inadvertent omissions, including any adjustments required under Internal Revenue Code
                          Section 415(e).
                          ____________________________________________________
                          ____________________________________________________

            II.    A DEFINED BENEFIT PLAN

                   When a Non-Key Employee is a Participant in this Plan and a Defined Benefit Plan maintained by the Employer, indicate which method shall be utilized to avoid duplication of Top-Heavy minimum benefits.

                   a. |X| N/A. The Employer does not maintain a Defined Benefit
                          Plan.

                   b. |_| A minimum, non-integrated Employer Contribution
                          of 5% of each Non-Key Employee's total Compensation shall be provided in this Plan, as specified in
                          Section 12.5. (The Defined Benefit and Defined Contribution Fractions will be computed using 100% if this choice is selected.)

                   c. |_| A minimum, non-integrated Employer Contribution of
                          7-1/2% of each Non-Key Employee'S total Compensation shall be provided in this Plan, as specified in
                          Section 12.5. (If this choice is selected, the Defined Benefit and Defined Contribution Fractions will be computed using 125% for all Plan Years in which the Plan is Top-Heavy, but not Super Top-Heavy.)

                   d. |_| Specify the method under which the plans will provide
                          Top-Heavy minimum benefits for Non-Key Employees that will preclude Employer discretion and avoid inadvertent omissions, including any adjustments required under Internal Revenue Code Section 415(e).
                          ____________________________________________________
                          ____________________________________________________

==============================================================================
ITEM G:     MISCELLANEOUS
==============================================================================

      G(1)  DIRECTED INVESTMENT ACCOUNTS (PLAN SECTION 1.29)

            a. Are Participants permitted to direct the investment of their plan interest?

                   1. |X| Yes, with respect to a Participant's entire account
                          balance.

                   2. |_| Yes, but only with respect to account balances
                          attributable to the following Contribution sources:

                          A. |_| Profit Sharing Contributions

                          B. |_| 401(k) Elective Deferrals

                          C. |_| Voluntary After-Tax Contributions

                          D. |_| Matching Contributions

                          E. |_| Qualified Nonelective and/or Qualified Matching
                                 Contributions

                          F. |_| Rollovers

                          G. |_| Deductible Employee Contributions pre-1987)

                   3. |_| Participant-directed investments are NOT permitted.

            b. A Participant may change investment directions for both future contributions and existing account balances:

                   1. |X| At any time, effective immediately.

                   2. |_| ____________________________________________________
                                      (ENTER DATE(S) OR PERIOD(S)).

                   3. |_| Not applicable.

      G(2)  ROLLOVERS (PLAN SECTION 3.5)

            a. |X| Rollovers and transfers from qualified plans are permitted.

            b. |_| Rollovers and transfers from qualified plans are NOT
                   permitted.

      G(3)  LIFE INSURANCE (PLAN SECTION 7.1)

            May the Plan hold life insurance policies on the lives of Participants?

            a. |X| No.

            b. |_| Yes. Cash values of any life insurance policies will be
                   100% vested regardless of any vesting schedule otherwise selected in The SchwabPlan(TM).

      G(4)  PROTECTED BENEFITS

            a. |_| Not applicable.  This is a new plan.

            b. |X| If this is an amendment and restatement of an existing plan, identify any Internal Revenue Code Section 411(d)(6) protected benefits that must continue to be provided under The SchwabPlanf(TM). DISTRIBUTIONS MAY BE MADE, AT THE PARTICIPANT'S ELECTION, FROM SUCH PORTION OF HIS PROFIT SHARING CONTRIBUTIONS AND MATCHING CONTRIBUTIONS ACCOUNT WHICH HAS BECOME VESTED AND EXCEEDS THAT PORTION OF SUCH ACCOUNTS ATTRIBUTABLE TO EMPLOYER MATCHING AND PROFIT SHARING CONTRIBUTIONS MADE ON HIS BEHALF FOR THE CURRENT AND TWO PRECEDING PLAN YEARS. A PARTICIPANT MAY NOT MAKE MORE THAN ONE SUCH WITHDRAWAL IN A TWELVE-MONTH PERIOD.



                   (Use an additional page or pages if necessary)

The Plan Sponsor has applied to the National Office of the Internal Revenue Service for an Opinion Letter on the status of the Plan as a national prototype plan, and shall substitute the IRS-approved prototype document for the document submitted to the IRS following receipt of the Opinion Letter. By signing this Adoption Agreement, the Employer hereby approves the substitution of the IRS-approved prototype document for the prototype document submitted to the IRS by Plan Sponsor, absent notice to the contrary to the Plan Sponsor within thirty
(30) days of being provided a copy of such IRS-approved prototype document.

The adopting Employer may not rely on the Opinion Letter issued by the IRS to the Plan as evidence that the plan is qualified under Internal Revenue Code
Section 401. To obtain reliance with respect to plan qualification, the Employer must apply to the appropriate Key District Office of the IRS for a determination letter.

This Non-Standardized Adoption Agreement #001 and the Basic Plan Document 02, incorporating a trust agreement and custodial agreement, shall together be known as The Charles Schwab 401(k) Profit Sharing Plan and Trust. This
Non-Standardized Adoption Agreement may be used only with The Charles Schwab 401(k) Profit Sharing Plan and Trust.

THE ADOPTION OF THIS PLAN, ITS QUALIFICATION BY THE IRS, AND THE RELATED TAX CONSEQUENCES ARE THE RESPONSIBILITY OF THE EMPLOYER AND ITS INDEPENDENT TAX AND LEGAL ADVISORS. FAILURE TO PROPERLY COMPLETE THIS NON-STANDARDIZED ADOPTION AGREEMENT MAY RESULT IN THE DISQUALIFICATION OF THE EMPLOYER'S PLAN. THE EMPLOYER HEREBY ACKNOWLEDGES THAT IT HAS BEEN ADVISED BY THE CHARLES SCHWAB TRUST COMPANY TO SEEK THE ADVICE OF ITS LEGAL AND TAX ADVISORS TO EXAMINE THE LEGAL AND TAX ASPECTS OF THE PLAN AND TO DETERMINE WHETHER THE PLAN DOCUMENTS ARE SUITABLE FOR ADOPTION BY THE EMPLOYER AND HAVE BEEN PROPERLY COMPLETED AND ADOPTED.

The Charles Schwab Trust Company will notify the Employer of any amendments made to the Plan or of the discontinuance or abandonment of the Plan, provided this Plan has been acknowledged by The Charles Schwab Trust Company or its authorized representative. Furthermore, in order to be eligible to receive such notification, the Employer agrees to notify The Charles Schwab Trust Company of any change in address.

IN WITNESS WHEREOF, the Employer and Trustee and, if applicable, the Custodian, hereby cause this Plan to be executed on this 29 day of JUNE 1998. Furthermore, this Plan may not be used unless acknowledged by The Charles Schwab Trust Company or its authorized representative.

ACKNOWLEDGMENT AND ACCEPTANCE

Employer:

        HS RESOURCES, INC.
-------------------------------------
        (enter name)

By: /s/ Annette Montoya
   ----------------------------------
      Annette Montoya

Its: VICE PRESIDENT - HUMAN RESOURCES
    ---------------------------------

The SchwabPlan(TM) may not be used, and shall not be deemed to be a master and prototype plan, unless an authorized representative of The Charles Schwab Trust Company has acknowledged the use of the Plan. Such acknowledgment shall acknowledge that the Employer is using the Plan, but shall not represent that this Plan, including the choices selected on the Non-Standardized Adoption Agreement, has been reviewed by a representative of the sponsor or constitutes a qualified retirement plan.

PLAN SPONSOR:

The Charles Schwab Trust Company
One Montgomery Street, 7th Floor
San Francisco, CA 94104

(415) 403-5999

By: /s/ illegible
   ----------------------------------

COMPLETE THE FOLLOWING ONLY IF CSTC SHALL SERVE BOTH AS TRUSTEE AND CUSTODIAN:
                       ----
PLAN TRUSTEE AND CUSTODIAN:

The Charles Schwab Trust Company
One Montgomery Street, 7th Floor
San Francisco, CA 94104

(415) 403-5999

By:________________________________

COMPLETE THE FOLLOWING ONLY IF CSTC SHALL NOT SERVE AS TRUSTEE
                       ----
TRUSTEE(S):                               PLAN CUSTODIAN:

___________________________________       The Charles Schwab Trust Company
                                          One Montgomery Street, 7th Floor
___________________________________       San Francisco, CA 94104

___________________________________       (415) 403-5999

                                          By:_________________________________

                                   APPENDIX A

                              AFFILIATED EMPLOYERS

Identify each Affiliated Employer and indicate whether the Employer is a member of a controlled group or affiliated service group. Attach a written board resolution or comparable authorization for each Affiliated Employer that will participate in this Plan.
 _______________________________________________________________________________
      EMPLOYER: ______________________________________________________________

      |_| Controlled Group Member     |_| Affiliated Service Group Member

      Will this Employer be a Participating Employer in this Plan?

      |_| Yes    |_| No        Employer Identification Number:_____-________

      Address:________________________________________________________________
              Street / P.O. Box
              ________________________________________________________________
              City                    State/Commonwealth              Zip Code

      Telephone:  (_____) _____-_______

      Type of Business Entity:
              |_|  Corporation                       |_|  Sole Proprietorship

              |_|  S Corporation                     |_|  Partnership

              |_|  Professional Service Corporation  |_|  Nonprofit Corporation

              |_|  Limited Liability Company         |_|  Other ______________

      Relationship to the Employer: __________________________________________
      ________________________________________________________________________
 _______________________________________________________________________________

 _______________________________________________________________________________
      EMPLOYER: ______________________________________________________________

      |_| Controlled Group Member     |_| Affiliated Service Group Member

      Will this Employer be a Participating Employer in this Plan?

      |_| Yes    |_| No        Employer Identification Number:_____-________

      Address:________________________________________________________________
              Street / P.O. Box
              ________________________________________________________________
              City                    State/Commonwealth              Zip Code

      Telephone:  (_____) _____-_______

      Type of Business Entity:
              |_|  Corporation                       |_|  Sole Proprietorship

              |_|  S Corporation                     |_|  Partnership

              |_|  Professional Service Corporation  |_|  Nonprofit Corporation

              |_|  Limited Liability Company         |_|  Other ______________

      Relationship to the Employer: __________________________________________
      ________________________________________________________________________
 _______________________________________________________________________________